UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 20, 2023

Global Net Lease, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-37390	45-2771978
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Fifth Avenue, 30th Floor
New York, New York 10019
(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.01 par value per share	GNL	New York Stock Exchange
7.25% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	GNL PR A	New York Stock Exchange
6.875% Series B Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	GNL PR B	New York Stock Exchange
7.50% Series D Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	GNL PR D	New York Stock Exchange
7.375% Series E Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	GNL PR E	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

The Board of Directors of Global Net Lease, Inc. (the “Company”) has updated the membership and committee chairs of its standing committees. As part of these changes, (i) P. Sue Perrotty will remain on the Nominating and Corporate Governance Committee and has resigned as Chair, Abby Wenzel has rotated off of the Nominating and Corporate Governance Committee, and Lisa Kabnick and Leslie Michelson have been appointed to the Nominating and Corporate Governance Committee, with Mr. Michelson as Chair, (ii) Ms. Wenzel has rotated off of the Audit Committee and Ms. Kabnick has been appointed to the Audit Committee, and (iii) Governor Edward Rendell will remain on the Compensation Committee and has resigned as Chair, Stanley Perla and Mr. Michelson have been appointed to the Compensation Committee, and Ms. Wenzel has been appointed Chair of the Compensation Committee.

Set forth below is a list of the directors of the Company’s Board and committee memberships as of October 20, 2023 following the changes described above:

Name	Age	Position(s)	Committee Membership
P. Sue Perrotty	69	Independent Director, Non-Executive Chair	Audit Committee, Conflicts Committee, Nominating and Corporate Governance Committee
M. Therese Antone	83	Independent Director	Audit Committee, Conflicts Committee
Lisa D. Kabnick	68	Independent Director	Audit Committee, Nominating and Corporate Governance Committee
Leslie D. Michelson	72	Independent Director	Nominating and Corporate Governance Committee (Chair), Compensation Committee
James L. Nelson	73	Co-Chief Executive Officer, President, and Director
Stanley R. Perla	80	Independent Director	Audit Committee (Chair), Compensation Committee
Edward G. Rendell	79	Independent Director	Compensation Committee, Conflicts Committee, Nominating and Corporate Governance Committee
Edward M. Weil	56	Co-Chief Executive Officer and Director
Abby M. Wenzel	63	Independent Director	Compensation Committee (Chair)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL NET LEASE, INC.

Date: October 20, 2023	By:	/s/ James L. Nelson
Name: James L. Nelson
Title: Co-Chief Executive Officer and President